UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2022
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The Simply Good Foods Company
(Exact name of registrant as specified in its charter)
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Delaware	001-38115	82-1038121
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01    Regulation FD Disclosure.

On January 14, 2022, The Simply Good Foods Company (“Simply Good Foods” or the “Company”), announced that its indirect, wholly owned subsidiary, Simply Good Foods USA, Inc. and other wholly owned subsidiaries successfully received commitments and all necessary consents from lenders for a repricing of their existing $431.5 million outstanding term loan under the Credit Agreement, dated as of July 7, 2017 (the “Term Loan”) at par. The Term Loan maturity date of July 7, 2024 remains unchanged. The closing of the repricing transaction is subject to customary closing conditions and is expected to occur on or about Friday, January 21, 2022.

Pursuant to the amendment to the Credit Agreement to effect the repricing, which will be executed at closing, the Term Loan will bear interest at the borrowers’ option at either the secured overnight financing rate (“SOFR”) plus (i) a credit spread adjustment equal to 10 bps for 1-month SOFR, 15 bps for up to 3-month SOFR and 25 bps for up to 6-month SOFR, with a minimum SOFR rate of 50 basis points plus (ii) an applicable margin of 3.25% or a base rate plus an applicable margin of 2.50%. In addition, any outstanding balances under the revolving credit portion of the Credit Agreement will bear interest at the SOFR rate plus the applicable margin stated in the Credit Agreement without a credit spread adjustment and no minimum SOFR rate. Previously, interest payable on the Term Loan at the borrowers’ option was either LIBOR plus an applicable margin of 3.75% with a minimum LIBOR of 1% or a base rate plus an applicable margin of 2.50%, and interest payable on the revolving credit portion of the Credit Agreement was payable at LIBOR plus the applicable margin stated in the Credit Agreement no minimum LIBOR.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 14, 2022	By:	/s/ Todd E. Cunfer
		Name:	Todd E. Cunfer
		Title:	Chief Financial Officer
(Principal Financial Officer)